UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2025

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(408) 610-3915

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2025, Velo3D, Inc., a Delaware corporation (the “Company”), entered into Warrant Exchange Agreements (the “Exchange Agreements”) with each of: (i) Highbridge Tactical Credit Master Fund, L.P. (“HM”); (ii) Highbridge Tactical Credit Institutional Fund, Ltd. (collectively with HM, the “Highbridge Holders”); (iii) Anson Investments Master Fund LP (“AMF”); (iv) Anson East Master Fund LP (collectively with AMF, the “Anson Holders”); (v) High Trail Investments ON LLC (“HTI”), and (vi) HB SPV I Master LLC (together with HTI, the “High Trail Holders”), pursuant to which: (a) the Highbridge Holders and the Anson Holders agreed to exchange an aggregate of 902,247 registered warrants issued in April of 2024 and an aggregate of 1,485,714 registered warrants issued in August of 2024, and (b) the High Trail Holders agreed to exchange an aggregate of 2,277,117 unregistered warrants issued in April of 2024 and July of 2024, and an aggregate of 285,715 registered warrants issued in December of 2023 (collectively, the “Exchange”), for an aggregate of 14,852,379 shares (the “Acquired Shares”) of Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), respectively, equating in each case to an exchange ratio of three Acquired Shares for each warrant. The Company will receive no additional consideration in connection with the Exchange, and has not paid or given any commission or other remuneration directly or indirectly for soliciting the Exchange. The Exchange Agreements contain customary representations. In addition, the Exchange Agreements with the High Trail Holders provide that, if on any trading day (as defined in such agreements) on which any High Trail Holder continues to hold Acquired Shares, the Company has failed to file all required reports (other than Form 8-K Reports) under section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (“Required Reports”) during the 12 months preceding such trading day (or for such shorter period that the Company was required to file such reports), the Company shall issue to such High Trail Holder, as partial liquidated damages, a number of newly issued shares of Common Stock equal to one-fifth of one percent (0.2%) of the number of Acquired Shares then held by such High Trail Holder for every trading day on which such failure continues. This liquidated damages provision will terminate on the date on which the Company has met its obligation to file all Required Reports on 365 separate days. The Company has also agreed to facilitate the sale of shares of Common Stock received by the High Trail Holders under their Exchange Agreements under Rule 144 of the Securities Act of 1933, as amended, or as otherwise permitted by applicable law. In connection therewith, the Company has agreed to pay, in cash to the relevant High Trail Holder, the difference between the cost (including brokerage commissions and other out-of-pocket expenses) of any Common Stock required to be purchased by such High Trail Holder to cover a trade, and the price at which such trade is executed, to the extent the Company has not delivered unlegended shares to such High Trail Holder when required under the Exchange Agreements within two trading days following receipt from such High Trail Holder of required documentation. The closing of the Exchange is expected to occur on February 24, 2025 (the “Closing Date”).

Pursuant to the Exchange Agreements, the Company has agreed that from the date of the Exchange Agreements until 45 days after the Closing Date, neither the Company nor any of its subsidiaries will (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any equity securities in the Company or any securities or debt or other rights convertible into, or exchangeable or exercisable for, any equity interests in the Company, other than issuances under similar warrant exchanges, employee benefit plans, and/or outstanding convertible securities or debt, or (ii) file any registration statement or amendment or supplement thereto, other than the filing a registration statement on Form S-8 in connection with any employee benefit plan.

Pursuant to a condition to the consummation of the Exchange, the Company entered into lock-up agreements with each of its directors and executive officers, dated February 21, 2025 (the “Lock Up Agreements”). Under the Lock-Up Agreements, each such executive officer and director agreed, subject to specified exceptions, not to directly or indirectly sell or transfer any shares of Common Stock, or securities convertible into, or exchangeable or exercisable for, shares of Common Stock, until 45 days after the Closing Date. Specifically, these individuals agreed (during the 45-day lock-up period), not to: (a) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction that is designed to, or could reasonably be expected to, result in the transfer or disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by such persons and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock; (b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; (c) except as provided for below, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company; or (d) publicly disclose the intention to do any of the foregoing. Notwithstanding the foregoing, shares of Common Stock may be transferred under limited circumstances, including, inter alia, transactions relating to shares of Common Stock or other securities acquired in the open market that do not require the filing of reports under Section 16 of the Securities Exchange Act of 1934, as amended; specified gifts; transfers by will or intestate succession; transfers to immediate family members; transfers to satisfy withholding obligations for any equity award granted pursuant to the terms of the Company’s stock option/incentive plans, such as upon exercise, conversion, vesting, settlement, lapse of substantial risk of forfeiture, or other similar taxable event, in each case pursuant to “sale to cover” transactions; or specified pledges to secure obligations under borrowings.

The foregoing descriptions of the Exchange Agreements and the Lock-Up Agreements do not purport to be complete, and are qualified in their entirety by reference to the full text of the form of Exchange Agreement for the Highbridge Holders and the Anson Holders, the form of Exchange Agreement for the High Trail Holders, and the form of Lock-Up Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Exchange Agreements, the Company will issue a total of 14,852,379 shares of Common Stock on the Closing Date in exchange for the cancellation of an aggregate of 4,950,793 warrants. There will be no additional consideration. The Common Stock will be issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the Exchange and the expected timing of the Closing Date. These forward-looking statements are based on the current expectations of the Company’s management, and are not predictions of actual performance. Such statements are subject to risks and uncertainties that may cause actual results and/or the timing of events to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include the risk that the Company is unable to consummate the Exchange on the expected terms, in a timely manner, or at all. Additional risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Special Note Regarding Forward-Looking Statements” and “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and risks described in other documents subsequently filed by the Company with the SEC, all of which are available at www.sec.gov. All forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Exchange Agreement for the Highbridge Holders and the Anson Holders
10.2	Form of Exchange Agreement for the High Trail Holders
10.3	Form of Lock-Up Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date: February 24, 2025	By:	/s/ Hull Xu
Hull Xu
Chief Financial Officer